EXHIBIT 24


                                POWER OF ATTORNEY

We, the undersigned directors of the CN Bancorp, Inc.(the "Registrant"), hereby severally constitute and appoint Jan W. Clark our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the preparation and filing of a registration statement on Form S-3 and the registration and sale of the securities described therein under the federal securities laws and the laws of the various states, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below such registration statement; and we hereby approve, ratify and confirm all that said person shall do or cause to be done by virtue thereof.




Name                                    Position                                                 Date
----                                    --------                                                 -----

  /s/ Jan W. Clark                      Chairman of the Board of Directors,                      April 6, 2004
------------------------
Jan W. Clark                            President, Chief Executive Officer,
                                        (Principal Executive Officer)

/s/ John E. DeGrange, Sr.               Vice Chairman of the Board of Directors                  April 6, 2004
-------------------------
John E. DeGrange, Sr.


 /s/ Carl L. Hein, Jr.                  Treasurer and Director                                   April 6, 2004
----------------------
Carl L. Hein, Jr.


 /s/ Creston G. Tate                    Director                                                 April 6, 2004
--------------------
Creston G. Tate


/s/ Gerald V. McDonald                  Director                                                 April 6, 2004
----------------------
Gerald V. McDonald





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